Exhibit 10.1

FOURTH AMENDMENT TO NOTE AND

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT (“Fourth Amendment”) made this 26th day of September, 2005 by and between Allin Corporation, successor by name change to Allin Communications Corporation, a Delaware corporation, Allin Interactive Corporation, a Delaware corporation, Allin Corporation of California d/b/a Allin Consulting, successor by name change to Kent Consulting Group, Inc., a California corporation, Allin Network Products, Inc., successor by name change to Netright, Inc., a California corporation, Allin Holdings Corporation, a Delaware corporation, Allin Consulting of Pennsylvania, Inc., successor by name change to KCS Computer Services, Inc., a Pennsylvania corporation, and CodeLab Technology Group, Inc., a Delaware corporation, all with a current mailing address of c/o Allin Corporation, 400 Greentree Commons, 381 Mansfield Avenue, Pittsburgh, Pennsylvania 15220-2751 (collectively, the “Borrower”)

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S & T BANK, having its office at 800 Philadelphia Street, Box 190, Indiana, Pennsylvania 15701, (hereinafter referred to as “Bank”).

WITNESSETH:

WHEREAS, Allin Communications Corporation, a Delaware corporation, Allin Interactive Corporation, a Delaware corporation, Allin Digital Imaging Corp., a Delaware corporation, Kent Consulting Group, Inc., a California corporation, Netright, Inc., a California corporation, Allin Holdings Corporation, a Delaware corporation, and KCS Computer Services, Inc., a Pennsylvania corporation (the “Original Borrower”) executed and delivered to Bank a Revolving Credit Note dated October 1, 1998 (the “Note”) in the original principal amount of Five Million Dollars ($5,000,000.00), (the “Loan”) representing sums advanced or to be advanced pursuant to a Loan and Security Agreement between the Borrower and the Bank dated October 1, 1998, as such Loan and Security Agreement may be amended, modified or supplemented from time to time (the “Loan Agreement”).

WHEREAS, such Note and Loan Agreement were modified by an Amendment to Note and Loan and Security Agreement, dated March 25, 1999 (the “First Amendment”);

WHEREAS, such Note and Loan Agreement were further modified by a Second Amendment to Note and Loan Security Agreement, dated September 30, 1999 (the “Second Amendment”);

WHEREAS, such Note and Loan Agreement were further modified by a Third Amendment to Note and Loan Security Agreement, dated September 28, 2001 (the “Third Amendment”) (the First Amendment, Second Amendment, Third Amendment and this Fourth Amendment are collectively referred to herein as the “Amendments”);

WHEREAS, in accordance with the terms of a Stock Purchase Agreement dated July 26, 2005, Allin Corporation acquired all of the stock of CodeLab Technology Group, Inc., a Delaware corporation;

WHEREAS, Borrower represents that Allin Digital Imaging Corp. has ceased to exist; and

WHEREAS, the parties hereto desire to amend the Note, the Loan Agreement, and all other documents executed in connection with the Loan (the “Loan Documents”) to extend the Expiration Date, as defined in the Loan Agreement, to remove Allin Digital Imaging Corp., a Delaware corporation as a Borrower and add CodeLab Technology Group, Inc., a Delaware corporation as a Borrower.

NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein and made a part hereof, as and for the agreement of the parties.

AMENDMENTS

2. The definition of the term “Expiration Date” as defined in Paragraph 9.1 of the Loan Agreement shall be modified as follows:

“Expiration Date” means September 30, 2006 unless extended in writing by the Bank.

All references in the Loan Agreement, the Note or any other Loan Document to the “Expiration Date” are hereby amended and modified to mean “Expiration Date” as herein defined.

3. Allin Digital Imaging Corp., a Delaware corporation is hereby deleted as a Borrower and CodeLab Technology Group, Inc., a Delaware corporation is hereby added as a Borrower. All references in the Loan Documents to the Borrower shall hereafter be deemed to refer to Borrower as comprised of Allin Corporation, successor by name change to Allin Communications Corporation, a Delaware corporation, Allin Interactive

Corporation, a Delaware corporation, Allin Corporation of California d/b/a Allin Consulting, successor by name change to Kent Consulting Group, Inc., a California corporation, Allin Network Products, Inc., successor by name change to Netright, Inc., a California corporation, Allin Holdings Corporation, a Delaware corporation, Allin Consulting of Pennsylvania, Inc., successor by name change to KCS Computer Services, Inc., a Pennsylvania corporation, and CodeLab Technology Group, Inc., a Delaware corporation.

4. The execution of this Fourth Amendment to Note and Loan and Security Agreement shall be deemed the execution of a Note in the amount of Five Million Dollars ($5,000,000.00) upon the terms and provisions contained in the Note executed by Borrower in favor of Bank, dated October 1, 1998, as modified by the Amendments, and shall serve as additional evidence of Borrower=s liability, promise and undertaking, to repay the outstanding principal sum of up to Five Million Dollars ($5,000,000.00) to Bank in accordance with the terms, covenants, provisions and conditions contained in the Note, the Loan and Security Agreement and the other Loan Documents, and as modified herein, which terms, covenants, provisions and conditions are incorporated herein by reference thereto.

5. Anything contained herein to the contrary notwithstanding, this Fourth Amendment to Note and Loan and Security Agreement will not forfeit the precedence or prior in time lien or priority of the financing statements or any other security held by the Bank, its successors and assigns, on the Collateral as defined in the Loan Agreement.

6. THE BORROWER AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE, UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THE LOAN AGREEMENT, UNDER THE REVOLVING CREDIT NOTE OR UNDER ANY OF THE OTHER LOAN DOCUMENTS, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWER AS OF ANY TERM IN FAVOR OF THE BANK OR ANY HOLDER OF THE REVOLVING CREDIT NOTE, FOR ALL SUMS DUE AND UNPAID UNDER THIS REVOLVING CREDIT NOTE, WHETHER BY ACCELERATION OR NOT, WITH OR WITHOUT DECLARATION, WITH COST OF SUIT, RELEASE OF ALL ERRORS, WITHOUT STAY OF EXECUTION AND WITH FIVE PERCENT (5.0%) ADDED COLLECTION FEE. THE BORROWER ALSO WAIVES THE RIGHT OF INQUISITION OF ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER THE WRIT OF EXECUTION ON SAID VOLUNTARY CONDEMNATION, AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION, AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR ENACTED IN THE FUTURE. IF A COPY OF THE REVOLVING CREDIT NOTE, VERIFIED BY AFFIDAVIT OF THE BANK OR ANY SUCH HOLDER OF THIS REVOLVING CREDIT NOTE OR SOMEONE AUTHORIZED TO ACT ON THE BEHALF OF THE BANK OR ANY SUCH HOLDER, HAS BEEN FILED IN SUCH ACTION, IT SHALL

NOT BE NECESSARY TO FILE THE ORIGINAL REVOLVING CREDIT NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER WILL NOT BE EXHAUSTED BY ANY SINGLE EXERCISE OF THE AUTHORIZED POWER, AND THE SAME MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER DEEMS NECESSARY OR DESIRABLE; AND THIS INSTRUMENT WILL BE A SUFFICIENT WARRANT.

COVENANTS, REPRESENTATIONS AND WARRANTIES

7. The Borrower confirms and agrees that the terms:

“Loan Document” and “Loan Documents” as defined in the Loan Agreement each include within their respective meanings this Amendment and all other documents and instruments executed or to be executed by the Borrower in connection with the Fourth Amendment, which are collectively referred to herein as the “Fourth Amendment Documents.”

8. The Borrower ratifies, confirms and reaffirms, without condition, all the terms and conditions of the Loan Agreement and the other Loan Documents and agrees that it continues to be bound by the terms and conditions thereof as amended by the Amendments; and the Borrower further confirms and affirms that it has no defense, set off or counterclaim against the same. The Loan Agreement and the Amendments shall be construed as complementing each other and as augmenting and not restricting the Bank’s rights, and, except as specifically amended by the Amendments, the Loan Agreement shall remain in full force and effect in accordance with its terms.

9. The Borrower ratifies, confirms and reaffirms without condition, all liens and security interests granted to Bank pursuant to the Loan Agreement and the Loan Documents, as defined in the Loan Agreement, and such liens and security interest shall continue to secure the indebtedness and obligations of the Borrower to the Bank under the Loan Agreement, the Note and the other Loan Documents.

10. The Borrower represents and warrants to the Bank that:

(a) This Fourth Amendment and the other Fourth Amendment Documents have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms;

(b) The execution and delivery of this Fourth Amendment by the Borrower and the performance and observance by the Borrower of the provisions hereof and the Fourth Amendment Documents, do not violate or conflict with the organizational documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower;

(c) The representations and warranties set forth within the Loan Agreement continue to be true and correct in all material respects as of the date of this Fourth Amendment except those changes resulting from the passage of time; and

(d) No material adverse change has occurred in the business, operations, consolidated financial condition or prospects of the Borrower since the date of the most recent annual financial statement delivered to the Bank and no Event of Default or condition, which, with the passage of time, the giving of notice or both, could become an Event of Default (a “Potential Default”) has occurred and is continuing.

11. The Borrower agrees to pay the fees and expenses of counsel of the Bank in preparing and closing this Fourth Amendment and the Fourth Amendment Documents.

12. The Borrower shall execute or cause to be executed and delivered to Bank all other documents, instruments and agreements deemed necessary or appropriate by Bank in connection herewith.

CONDITIONS PRECEDENT

13. This Fourth Amendment shall be effective on the date hereof so long as each of the following conditions has been satisfied:

(a) No Event of Default or Potential Default shall have occurred and be continuing on the date of this Fourth Amendment.

(b) The representations and warranties set forth within the Loan Agreement shall continue to be true and correct in all material respects as of the date of this Fourth Amendment except those changes resulting from the passage of time only.

(c) Except to the extent disclosed to the Bank in writing, no material adverse change shall have occurred in the business, operations, financial condition or prospects of the Borrower since the date of the last audited financial statements delivered to the Bank.

(d) Contemporaneously with the execution hereof, the Borrower shall deliver, or cause to be delivered, to the Bank such other documents, instruments and certificates required by the Bank in connection with the transactions contemplated by this Fourth Amendment.

14. The Bank shall continue to have a first priority lien on and security interest in the Collateral, previously granted to Bank.

15. All legal details and proceedings in connection with the transactions contemplated in this Fourth Amendment shall be satisfactory to counsel for the Bank and the Bank shall have received all such originals or copies of such documents as the Bank may request.

MISCELLANEOUS

16. This Fourth Amendment shall be construed in accordance with, and governed by the laws of the Commonwealth of Pennsylvania without giving effect to the provisions thereof regarding conflicts of law.

17. Except as amended hereby, all of the terms and conditions of the Loan Agreement shall remain in full force and effect. This Fourth Amendment amends the Loan Agreement and is not a novation thereof.

18. This Fourth Amendment shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the Borrower and the Bank. The Borrower may not assign any of its rights or obligations hereunder without the prior written consent of the Bank.

19. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.

WITNESS/ATTEST:	BANK:

S&T BANK

/s/ Susan D. Scarnato	By:	/s/ David G. Antolik
	Name:	David G. Antolik
	Title:	EVP

WITNESS/ATTEST:	BORROWER:
ALLIN CORPORATION, a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Dean C. Praskach
	Name:	Dean C. Praskach
	Title:	VP/Finance Sec/Treas

ALLIN INTERACTIVE CORPORATION, a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Dean C. Praskach
	Name:	Dean C. Praskach
	Title:	VP/Finance Sec/Treas

ALLIN CORPORATION OF CALIFORNIA a California corporation

/s/ Robert V. Fulton	By:	/s/ Dean C. Praskach
	Name:	Dean C. Praskach
	Title:	VP/Finance Sec/Treas

ALLIN NETWORK PRODUCTS, INC., a California corporation

/s/ Robert V. Fulton	By:	/s/ Dean C. Praskach
	Name:	Dean C. Praskach
	Title:	VP/Finance Sec/Treas

ALLIN HOLDINGS CORPORATION, a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Dean C. Praskach
	Name:	Dean C. Praskach
	Title:	VP/Finance Sec/Treas

ALLIN CONSULTING OF PENNSYLVANIA, INC., a Pennsylvania corporation

/s/ Robert V. Fulton	By:	/s/ Dean C. Praskach
	Name:	Dean C. Praskach
	Title:	VP Finance Sec/Treas

CODELAB TECHNOLOGY GROUP, INC., a Delaware corporation

/s/ Robert V. Fulton	By:	/s/ Dean C. Praskach
	Name:	Dean C. Praskach
	Title:	VP Finance Sec/Treas

CORPORATE ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
		)	SS:
COUNTY OF Indiana	)

ON THIS, the 28th day of September, 2005, before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared David G. Antolik, who acknowledged himself to be the Executive Vice Presiedent of S&T Bank, being authorized to do so, executed the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT for the purposes therein contained by signing the name of the corporation by himself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Margaret D. Taiani
Notary Public

MY COMMISSION EXPIRES: July 27, 2009

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY		)

On this the 26th day of September, 2005, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Dean C. Praskach, who acknowledged himself to be the Vice President Finance and Secretary/Treasurer of ALLIN CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN CORPORATION, for the purposes set forth in the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Vice President Finance and Secretary/Treasurer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2006

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY		)

On this the 26th day of September, 2005, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Dean C. Praskach who acknowledged himself to be the Vice President Finance Secretary/Treasurer of ALLIN INTERACTIVE CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN INTERACTIVE CORPORATION, for the purposes set forth in the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Vice President Finance Secretary/Treasurer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2006

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY		)

On this the 26th day of September, 2005, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Dean C. Praskach who acknowledged himself to be the Vice President Finance Secretary/Treasurer of ALLIN CORPORATION OF CALIFORNIA, a California corporation, and that he as such officer, being authorized to do so, executed the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN CORPORATION OF CALIFORNIA, for the purposes set forth in the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Vice President Finance Secretary/Treasurer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2006

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY		)

On this the 26th day of September, 2005, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Dean C. Praskach, who acknowledged himself to be the Vice President Finance Secretary/Treasurer of ALLIN NETWORK PRODUCTS, INC., a California corporation, and that he as such officer, being authorized to do so, executed the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN NETWORK PRODUCTS, INC., for the purposes set forth in the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Vice President Finance Secretary/Treasurer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2006

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY		)

On this the 26th day of September, 2005, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Dean C. Praskach, who acknowledged himself to be the Vice President Finance Secretary/Treasurer of ALLIN HOLDINGS CORPORATION, a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN HOLDINGS CORPORATION, for the purposes set forth in the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Vice President Finance Secretary/Treasurer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2006

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY		)

On this the 26th day of September, 2005, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Dean C. Praskach, who acknowledged himself to be the Vice President Finance Secretary/Treasurer of ALLIN CONSULTING OF PENNSYLVANIA, INC., a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of ALLIN CONSULTING OF PENNSYLVANIA, INC., for the purposes set forth in the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Vice President Finance Secretary/Treasurer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A. Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2006

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA	)
	)	SS:
COUNTY OF ALLEGHENY		)

On this the 26th day of September, 2005, before me, the undersigned authority in and for said County and Commonwealth, personally appeared Dean C. Praskach, who acknowledged himself to be the Vice President Finance Secretary/Treasurer of CODELAB TECHNOLOGY GROUP, INC., a Delaware corporation, and that he as such officer, being authorized to do so, executed the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT on behalf of CODELAB TECHNOLOGY GROUP, INC., for the purposes set forth in the foregoing FOURTH AMENDMENT TO NOTE AND LOAN AND SECURITY AGREEMENT by signing the name of the corporation by himself as Vice President Finance Secretary/Treasurer.

IN WITNESS WHEREOF, I hereunto set my official hand and seal.

/s/ Carol A Randol
Notary Public

(Notarial Seal)

MY COMMISSION EXPIRES: July 24, 2006